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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-30356) of XCare.net, Inc. of our report dated March 23, 2001 relating to the consolidated financial statements and consolidated financial statement schedule, which appears in this annual report on Form 10-K.

PricewaterhouseCoopers LLP

Broomfield, Colorado
March 23, 2001